UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)

(412) 621-0902

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Liberated Syndication Inc. (the “Company”) was named as a respondent in an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934, File No. 3-20737 (the “Order”). The Order is attached as Exhibit 99.1. As stated in the Order, the Securities and Exchange Commission (the “Commission”) deems it necessary and appropriate for the protection of investors that a public administrative proceeding be instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”) against the Company (the “Proceeding”), as a result of the Company’s alleged failure to file any periodic reports since it filed its Quarterly Report on Form 10-Q for the period ended September 30, 2020. The Proceeding, if the Commission is successful, would permit it to suspend or revoke the Company’s registration under the Exchange Act. Among other things, this would have the effect of prohibiting any member of a national securities exchange, broker, or dealer from effecting any transaction in, or induce the purchase or sale of, the securities of the Company thereby causing public trading in the Company’s common stock to cease, either temporarily or permanently. Moreover, even if the Proceeding is unsuccessful, brokers or dealers may not be able to legally quote the Company’s common stock because its reports filed with the Commission under the Exchange Act are not current.

On March 17, 2021, the Company filed a Current Report on Form 8-K disclosing that the Company had determined that its financial statements for the year-ended December 31, 2019, the interim periods of 2019, and the first three quarters of 2020 should not be relied upon and would be restated.

On March 31, 2021, the Company filed a Form 12b-25 announcing that it could not file timely its Annual Report on Form 10-K for the year ended December 31, 2020, because of errors in recording local sales and income tax, VAT and General Sales Taxes, and withholding tax related to restricted stock vesting events.

On May 18, 2021, the Company filed a Current Report on Form 8-K disclosing that the Company had determined that its financial statements for the year ended December 31, 2018, and the interim periods of 2018 should not be relied upon and would be restated.

On August 24, 2021, the Company filed a Current Report on Form 8-K disclosing that Company was working toward filing the delinquent Exchange Act reports listed below, but that the Company did not anticipate filing them before December 1, 2021:

•	Amended Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q containing:
o

Consolidated Balance Sheet as of December 31, 2018, the Consolidated Statement of Operations for the year ended December 31, 2018, the Statement of Stockholders’ Equity for the year ended December 31, 2018, and the Consolidated Statement of Cash Flows for the year ended December 31, 2018;

o	The related interim financial statements for the first three quarters of 2018;
o

Consolidated Balance Sheet as of December 31, 2019, the Consolidated Statement of Operations for the year ended December 31, 2019, the Statement of Stockholders’ Equity for the year ended December 31, 2019, and the Consolidated Statement of Cash Flows for the year ended December 31, 2019; and

o	The related interim financial statements for the first three quarters of 2019 and 2020;
•	Annual Report on Form 10-K for the year ended December 31, 2020;
•	Quarterly Reports on Form 10-Q for each applicable quarter of 2021; and
•	Amended Current Report on Form 8-K/A containing the historical and pro forma financial information relating to its acquisition of AdvertiseCast, LLC in June 2021 (the foregoing filings, collectively, the “Outstanding Exchange Act Reports”).

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In addition, the Current Report on Form 8-K filed on August 24, 2021 disclosed that because the Company is not current in its Exchange Act reports and would not be current before September 28, 2021, under the amendments to Rule 15c2-11 under the Exchange Act, the Company common stock would no longer be quoted on the Pink Market on and after that date.

The Company is working closely with its external counsel, independent auditors, and tax experts to as promptly as practicable finalize and file the Outstanding Exchange Act Reports and any reports that become due subsequently.

If the Commission revokes the registration under the Exchange Act, the Company intends to re-register its common stock under Section 12 of the Exchange Act. However, if de-registered, there is no assurance that the Company will resume being a publicly traded company under the Exchange Act. Accordingly, should the deregistration become final, and until such time as the Company effects such re-registration (of which it can give no assurance), the disclosure requirements under the Exchange Act, including the filing of periodic reports and proxy statements, will not be applicable to the Company.

Forward-Looking Statements

The information provided in this Current Report on Form 8-K includes forward-looking statements, including, without limitation, statements regarding the estimated timing for the completion of the Company’s financial statements, the filing of the Company’s annual and quarterly reports, and expectations regarding the Company’s legal and administrative proceedings.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements, including developments in the marketplace for the Company’s products, competition, related products and services, general economic conditions, resolution of the Company’s Material Uncertainties, as well as other risks and uncertainties. Accordingly, the Company cannot give assurance that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	LIBERATED SYNDICATION INC.

	By:	/s/ Brad Tirpak
	Name:	Brad Tirpak
	Title:	Chief Executive Officer

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